                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 10, 1995

                              DEL WEBB CORPORATION




         DELAWARE                                              86-0077724
(STATE OR OTHER JURISDICTION          1-4785                (I.R.S. EMPLOYER
     OF INCORPORATION)         (COMMISSION FILE NUMBER)   IDENTIFICATION NUMBER)

6001 NORTH 24TH STREET
PHOENIX, ARIZONA                                                   85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (602) 808-8000

                                      NONE

         (FORMER NAME OR FORMER ADDRESS , IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events

            Exhibit 1.1 hereto is the Underwriting Agreement dated August 10, 1995 among Del Webb Corporation and Underwriters for which Dillon Read & Co. Inc. and Montgomery Securities are acting as Representatives.

Item 7.  Financial Statements and Exhibits.

      Exhibits
      --------
        1.1 Underwriting Agreement dated August 10, 1995 among the Company, Dillon, Read & Co. Inc. and Montgomery Securities.


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



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DEL WEBB CORPORATION

                                       By:    ROBERTSON C. JONES
                                          ---------------------------
                                              Robertson C. Jones
                                              Vice President and
                                                General Counsel

August 10, 1995

                                  EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION
- -----------                  -----------
     1.1       Underwriting Agreement dated August 10, 1995
               among the Company, Dillon, Read & Co. Inc.
               and Montgomery Securities.

                              DEL WEBB CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                              DATED AUGUST 10, 1995

                             UNDERWRITING AGREEMENT

                                                                 August 10, 1995

DILLON, READ & CO. INC.
MONTGOMERY SECURITIES
c/o Dillon, Read & Co. Inc.
535 Madison Avenue
New York, New York 10022

Dear Sirs:

         Del Webb Corporation (the "Company") proposes to issue and sell to the Underwriters named in Schedule I annexed hereto (the "Underwriters") 2,350,000 shares (the "Firm Shares") of Common Stock, par value $.001 per share (the "Common Stock"), of the Company. In addition, solely for the purpose of covering overallotments, the Company proposes to issue and sell, at the Underwriters' option, an aggregate of up to 352,500 additional shares of the Common Stock (the "Additional Shares"). The Additional Shares and the Firm Shares are collectively referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

         The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3, and Amendment No.1 thereto, including a prospectus, relating to $200,000,000 of securities, including the Shares, which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act"). As used in this Agreement, "Base Prospectus" shall mean the prospectus included in the Registration Statement when it became effective under the Act on July 21, 1995, as it may have been amended subsequent to that date to the date hereof. The Company has furnished to you, for use by the Underwriters and by dealers, copies of a preliminary prospectus supplement, including the Base Prospectus contained therein and all documents incorporated by reference therein (collectively, the "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the shelf registration statement and Amendment No. 1 thereto, as in effect at the time of execution of this Agreement, including all documents filed as part thereof or incorporated by reference therein, and including the Base Prospectus, is herein called the "Registration Statement," and the final prospectus supplement relating to the Shares, including (i) the Base Prospectus and (ii) all documents incorporated therein or in the Base Prospectus by reference, in the form first filed by the Company with the Commission pursuant to Rule 424(b)(2) under the Act, is herein called the "Prospectus."

         The Company and the Underwriters agree as follows:

         1. Sale and Purchase: Upon the basis of the warranties and representations and the other terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I attached hereto in each case at a purchase price of $18.48 per Share. You shall release the Shares for public sale promptly after this Agreement becomes effective. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

         In addition, on the basis of the representations and warranties and the other terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase, and the Underwriters shall have the right to purchase, severally and not jointly, from the Company all or a portion of the Additional Shares as may be necessary to cover overallotments made in connection with the offering of the Firm Shares, at the same purchase price per Share to be paid by the several Underwriters to the Company for the Firm Shares. This option may be exercised at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "Additional Time of Purchase"); provided, however, that the Additional Time of Purchase shall not be earlier than the Time of Purchase (as defined below) nor earlier than the second business day (1./) after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

         2. Payment and Delivery: Payment of the purchase price for the Firm Shares shall be made to the Company by certified or official bank check in New York Clearing House funds, at the office of Dillon, Read & Co. Inc. in New York City, against delivery of the certificates for the Firm Shares to you for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on August 16, 1995 (unless another time not later than August 16, 1995 shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Time of Purchase." Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the Time of Purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the Time of Purchase.

         Payment of the purchase price for the Additional Shares shall be made at the Additional Time of Purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the Additional Time of Purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the Additional Time of Purchase.

         3. Representations and Warranties of the Company: The Company represents and warrants to each of the Underwriters that:

                  (a) each Preliminary Prospectus filed pursuant to Rule 424 under the Act complied in all material respects with the Act; when the Registration Statement became effective and at all times subsequent thereto up to the Time of Purchase and the Additional Time of Purchase, the Registration Statement and the Prospectus, and any supplements or amendments thereto, complied and will comply in all material respects with the provisions of the Act, and the Registration Statement at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Prospectus and set forth in the section of the Prospectus entitled "Underwriting"; the documents incorporated by reference in the Prospectus, at the time


- -------------------
(1./) As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

         they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, complied in all material respects with the requirements of the Exchange Act, and, except to the extent, if any, they are modified or superseded by the Registration Statement or the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company has complied and, until completion of the offering of the Shares will continue in the future to comply, with its obligations under the Exchange Act;

                  (b) the conditions for use of a registration statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the transactions contemplated by this Agreement and the Registration Statement and Prospectus;

                  (c) the consolidated capitalization of the Company as of June 30, 1995 is as set forth under the column entitled "June 30, 1995 - Actual" in the section of the Prospectus entitled "Capitalization" and, as of the Time of Purchase, assuming the Time of Purchase had been June 30, 1995 and giving effect to the use of the net proceeds of the offering as of that date, the consolidated capitalization of the Company shall be as set forth under the column entitled "June 30, 1995
         - As Adjusted" in the section of the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority
         (i) to own its properties and conduct its business as described in the Registration Statement and Prospectus, and (ii) to execute, deliver and perform its obligations under this Agreement and to issue, sell and deliver the Shares as herein contemplated;

                  (d) the Company and each of its subsidiaries listed on
         Schedule II attached hereto (the "Operating Subsidiaries") are duly qualified or licensed by and are in good standing in each jurisdiction in which they conduct their respective business and in which the failure to be so licensed or qualified could have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and subsidiaries taken as a whole; the Company and each of the Operating Subsidiaries are in compliance with the laws, orders, rules, regulations and directives issued or administered by each such jurisdiction, except where the failure to be in compliance will not have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole; all of the outstanding capital stock or other securities evidencing equity ownership of each of the Operating Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are directly or indirectly owned by the Company; each Operating Subsidiary has been duly organized and is validly existing under the laws of the jurisdiction pursuant to which such Operating Subsidiary is incorporated or organized, and each Operating Subsidiary has full power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus; no subsidiary of the Company other than an Operating Subsidiary, accounted for more than one percent of the Company's consolidated assets, revenues or pre-tax earnings at and for the fiscal year ended June 30, 1995 or is expected to account for more than one percent of the Company's consolidated assets, revenues or pre-tax earnings at and for the fiscal year ending June 30, 1996; and the Company and the Operating Subsidiaries accounted for more than 99% of the Company's consolidated assets, revenues and net earnings at and for the fiscal year ended June 30, 1995 and are expected to account for more than 99% of the Company's consolidated assets, revenues and net earnings at and for the fiscal year ending June 30, 1996;

                  (e) neither the Company nor any of its subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of, or default under), its respective charter or bylaws or in the performance or observance of any license, obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound, which breach or default could have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole; and the execution, delivery and performance of this Agreement and the issuance of the Shares and consummation of the transactions contemplated hereby will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), any provision of the charter or bylaws of the Company or any of the Operating Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of the Operating Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Operating Subsidiaries;

                  (f) the Firm Shares and the Additional Shares, when issued and delivered to and paid for by the Underwriters as contemplated hereby, will be duly authorized and validly issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim;

                  (g) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or announced public policy;

                  (h) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the certificates for the Shares are in due and proper form and the holders of the Shares after making payment in full therefor will not be subject to personal liability solely by reason of being such holders;

                  (i) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares as contemplated hereby other than registration of the Shares under the Act, any necessary qualification or exemption under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and the filing of this Agreement with the Commission as an exhibit to a Form 8-K, which filing the Company agrees to make in a timely manner and in any event prior to the Time of Purchase;

                  (j) no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company as a consequence of the issue and sale of the Shares to the Underwriters hereunder, nor does any person have preemptive rights, rights of first refusal or other rights to purchase any of the Shares;

                  (k) KPMG Peat Marwick LLP, whose reports on the consolidated financial statements of the Company and its subsidiaries are included or incorporated by reference in the Registration Statement and Prospectus, are independent public accountants with respect to the Company as required by the Act;

                  (l) each of the Company and the Operating Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all authorizations, consents and approvals necessary to date from other persons, in order to conduct its respective business, in each case where the absence of which would have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole; neither the Company nor any of the Operating Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Operating Subsidiaries the effect of which would have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole;

                  (m) all legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

                  (n) there is no action, suit, or proceeding pending or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that could result in a judgment, decree or order having a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole;

                  (o) the audited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles, applied on a consistent basis during the periods involved;

                  (p) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in or contemplated by the Registration Statement or Prospectus, there has not been (A) any material adverse change in the business, prospects or results of operations of the Company and its subsidiaries taken as a whole, (B) any transaction that is material to the Company and its subsidiaries taken as a whole, proposed or entered into by the Company or any of its subsidiaries or
         (C) any obligation, contingent or otherwise, directly or indirectly, incurred by the Company or any of its subsidiaries that is material to the Company and its subsidiaries taken as a whole;

                  (q) there is no claim pending or threatened or to the best knowledge of the Company, contemplated under any Environmental Law (as defined below) against the Company or any subsidiary which, if adversely determined, would have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole; there are no past or present actions or conditions including, without limitation, the release of any hazardous substance or waste regulated under any Environmental Law that are likely to form the basis of any such claim under existing law against the Company or any of its subsidiaries, which, if adversely determined, would have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole. The term "Environmental Law" means any federal, state, local or foreign law, rule or regulation now in effect governing pollution or protection of the environment;

                  (r) the Company or the applicable subsidiary has good and marketable title to all properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those reflected in such financial statements (or elsewhere in the Prospectus), (ii) those existing in the ordinary course in connection with the business of the Company and its subsidiaries and which do not adversely affect the use made and proposed to be made of such property by the Company and its subsidiaries taken as a whole or (iii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and its subsidiaries taken as a whole. The Company or the applicable subsidiary holds its material leased properties, if any, under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and its subsidiaries taken as a whole;

                  (s) the Company has agreed, and has obtained the agreement of the Company's directors and executive officers listed on Schedule III, not to sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock, or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days from the date of the Prospectus without the prior written consent of Dillon, Read & Co. Inc., except that the Company may, without that consent, issue shares of Common Stock pursuant to its existing stock and benefit plans;

                  (t) neither the Company nor any of the Operating Subsidiaries, nor any employee of the Company or any of the Operating Subsidiaries, has made any payment of funds of the Company or any of the Operating Subsidiaries prohibited by law, and no funds of the Company or any of the Operating Subsidiaries have been set aside to be used for any payment prohibited by law;

                  (u) the Company and its subsidiaries have filed all federal or state income or franchise tax returns required to be filed and have paid all taxes shown thereon as due, and there is no material tax deficiency which has been or could be properly asserted against the Company or any of its subsidiaries; all material tax liabilities are adequately provided for on the books of the Company and its subsidiaries;

                  (v) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated; and

                  (w) neither the Company nor any of its subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, or is subject to regulation thereunder.

         4. Certain Covenants of the Company: The Company hereby covenants and agrees:

                  (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to obtain the withdrawal of any order of suspension at the earliest practicable moment;

                  (b) from time to time to furnish to the Underwriters as many copies of the Prospectus (as amended or supplemented) as the Underwriters may reasonably request;

                  (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or become effective and (ii) when the Prospectus is filed with the Commission pursuant to Rule 424(b)(2) under the Act (which the Company agrees to file in a timely manner under such Rule);

                  (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of, the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus, including by filing any documents that would be incorporated therein by reference and to file no such amendment or supplement to which you shall reasonably object in writing;

                  (e) to furnish to you and, upon request to each of the other Underwriters, for a period of eight years from the date of this Agreement, but only so long as the Company is subject to the periodic reporting requirements of the Exchange Act (or, if shorter, the period of time the Shares are outstanding) (i) copies of any reports or other communications that the Company shall send to its stockholders generally or shall from time to time publish or publicly disseminate,
         (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and (iii) such other non-confidential information as you may reasonably request regarding the Company and which is produced by the Company in the ordinary course of business;

                  (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used or in the information incorporated therein by reference, so that the Prospectus, as then supplemented, would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change in such quantities as reasonably requested by the Underwriters and to furnish to you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

                  (g) to make generally available to its securityholders and to deliver to you (if not otherwise delivered pursuant to Section 4(e) hereof), an earnings statement of the Company (which need not be audited and will satisfy the provisions of Section 11(a) of the Act including, at the option of the Company, by complying with Rule 158 under the Act) covering a period of twelve months beginning after the effective date of the Registration Statement as soon as is reasonably practicable after the termination of such twelve-month period but not later than fifteen months after the effective date of the Registration Statement;

                  (h) to furnish to you three (3) signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and such additional conformed copies thereof as you shall reasonably request;

                  (i) to furnish to you as early as practicable prior to the Time of Purchase and the Additional Time of Purchase, as the case may be, but no later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its subsidiaries that have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(c) of this Agreement;

                  (j) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Registration Statement and Prospectus;

                  (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement otherwise becomes effective or is terminated, to pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 5 hereof and (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the issuance, sale and delivery of the Shares, (iii) the reproduction and furnishing of copies of this Agreement and any dealer agreements to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel in connection with such state law matters) and the furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) the listing of the Shares on the New York Stock Exchange and Pacific Stock Exchange, (vi) any filing fee for review of the public offering of the Shares by the National Association of Securities Dealers, Inc. and
         (vii) the performance of the Company's other obligations hereunder;

                  (l) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed pursuant to Sections 13, 14 or 15(d) of the Exchange Act;

                  (m) not to sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sale of the Shares to you pursuant to this Agreement, for a period commencing on the date hereof and continuing for 90 days after the date of the Prospectus, without the prior written consent of Dillon, Read & Co. Inc., except that the Company may, without that consent, issue shares of Common Stock pursuant to its existing stock and benefit plans;

                  (n) to refrain from investing the proceeds from the sale of the Shares in a manner to cause the Company or any of its subsidiaries to become an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

                  (o) to use its best efforts to cause the Shares to be listed on the New York Stock Exchange.

         5. Reimbursement of Underwriters' Expenses: If the Shares are not delivered for any reason other than the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses in connection with the matters contemplated hereunder, including the reasonable fees and disbursements of their counsel; provided, however, that if the Underwriters determine to terminate this Agreement pursuant to Section 7 hereof and such determination is not reasonable, then the Underwriters shall not be entitled to reimbursement of their out-of-pocket expenses under this Section 5.

         6. Conditions of the Underwriters' Obligations: The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the Time of Purchase and the Additional Time of Purchase, the performance by the Company of its obligations hereunder and to the following conditions:

                  (a) The Company shall furnish to you at the Time of Purchase and at the Additional Time of Purchase, as the case may be, an opinion of Gibson, Dunn & Crutcher, special counsel for the Company, addressed to the Underwriters and dated the Time of Purchase or the Additional Time of Purchase, as the case may be, with respect to the matters set forth in Annex A hereto.

                  (b) The Company shall furnish to you at the Time of Purchase and at the Additional Time of Purchase, as the case may be, an opinion of Robertson C. Jones, Esq., Vice President and General Counsel of the Company, addressed to the Underwriters and dated the Time of Purchase or the Additional Time of Purchase, as the case may be, with respect to the matters set forth in Annex B hereto.

                  (c) You shall have received from KPMG Peat Marwick LLP letters dated as of the date of this Agreement, the Time of Purchase and the Additional Time of Purchase, as the case may be, and addressed to the Underwriters, each in form and substance heretofore approved by you.

                  (d) You shall have received at the Time of Purchase and the Additional Time of Purchase, as the case may be, an opinion from Latham & Watkins in form and substance reasonably satisfactory to you.

                  (e) No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed to which you reasonably have objected in writing prior to such filing.

                  (f) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act;

                  (g) Prior to the Time of Purchase or the Additional Time of Purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
         (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (h) Between the time of execution of this Agreement and the Time of Purchase or the Additional Time of Purchase, as the case may be, there has not been (i) any material and adverse change, present or prospective, in the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole, (ii) any transaction that is material to the Company and its subsidiaries taken as a whole entered into by the Company or any of its subsidiaries or (iii) any obligation, contingent or otherwise, directly or indirectly, incurred by the Company or any of its subsidiaries that is material to the Company and its subsidiaries taken as a whole.

                  (i) The Company at the Time of Purchase or the Additional Time of Purchase, as the case may be, will deliver to you a certificate executed by two of its executive officers to the effect that the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraph (g) and paragraph
         (h) have been met and are true and correct as of such date.

                  (j) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the Time of Purchase and the Additional Time of Purchase as you may reasonably request.

                  (k) The Company shall perform such of its obligations under this Agreement as are to be performed by the terms hereof at or before the Time of Purchase and at or before the Additional Time of Purchase, as the case may be.

                  (l) The Shares shall have been approved for listing on the New York Stock Exchange.

                  (m) You have shall received a signed letter, dated the date of this Agreement, from each of the Company's directors and executive officers listed on Schedule III to the effect that such persons will not sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase common Stock for a period of 90 days from the date of the Prospectus without the prior written consent of Dillon, Read & Co. Inc.

         7. Effective Date of Agreement; Termination: This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any single Underwriter which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if, at any time prior to the Time of Purchase or, with respect to the purchase of any Additional Shares, the Additional Time of Purchase, as the case may be, trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such Underwriter, make it impracticable to market the Shares.

         If you or any such Underwriter elect to terminate this Agreement as provided in this Section 7, the Company and the other Underwriters shall be notified promptly by letter sent by facsimile transmission and registered mail, or by telegram.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(k), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof).

         8. Increase in Underwriters' Commitments: If any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the number of Firm Shares it is obliged to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by such defaulting Underwriter, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all nondefaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule I.

         Without relieving any defaulting Underwriters from its obligations hereunder, the Company agrees with the non-defaulting Underwriter that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriter or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the Time of Purchase for a period not exceeding five (5) business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term Underwriter as used in this Agreement shall refer to an include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule I.

         9.       Indemnity by the Company and the Underwriters:

                  (a) The Company agrees to indemnify and hold harmless each Underwriter, each person that controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the agents, employees, officers and directors of each Underwriter and of each such controlling person (collectively, the "Underwriter indemnified parties') from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) which, jointly or severally, any Underwriter indemnified party may incur as they are incurred (and regardless of whether the Underwriter indemnified party is a party to the litigation, if any) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or the Preliminary Prospectus (as the same may have been amended or supplemented prior to the date of the Prospectus), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information with respect to any Underwriter furnished in writing by any such Underwriter through you to the Company expressly for use therein with reference to such Underwriter; provided, however, that the indemnity agreement contained in this Section 9(a) with respect to the Preliminary Prospectus or amended or supplemented Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person.

                  (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Underwriter indemnified party, with respect to which indemnity may be sought against the Company pursuant to this Section 9, such Underwriter indemnified party shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel satisfactory to the Underwriter indemnified party in its reasonable judgment and payment of all fees and expenses; provided that the omission so to notify the Company shall not relieve the Company from any liability that it may have to any Underwriter indemnified party unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the Company. An Underwriter indemnified party shall have the right to employ separate counsel in any such action or proceeding and to assume in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company has failed promptly to assume the defense and employ counsel satisfactory to the Underwriter indemnified party in its reasonable judgment, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Underwriter indemnified party and the Company and such Underwriter indemnified party shall have concluded in its reasonable judgment that there may be one or more legal defenses available to it that are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter indemnified party), in any of which events such fees and expenses shall be borne by the Company and paid as incurred. It is understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriter indemnified parties, which firm shall be designated in writing by Dillon, Read & Co. Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company (which consent shall not be unreasonably withheld or delayed), but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Underwriter indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement, and any person that controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Company indemnified parties") to the same extent as the foregoing indemnity from the Company to the Underwriter indemnified parties, but only with respect to information covering such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with respect to such Underwriter in the Registration Statement, the Prospectus or the Preliminary Prospectus (as the same may have been amended or supplemented prior to the date of the Prospectus). In case any action shall be brought against any Company indemnified party based on the Registration Statement, the Prospectus or the Preliminary Prospectus (as the same may have been amended or supplemented prior to the date of the Prospectus) and in respect of which indemnity may be sought against the Underwriters pursuant to this Section 9(c), the Underwriters shall have the rights and duties given to the Company by Section 9(b) hereof (except that if the Company shall have assumed the defense thereof the Underwriters shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, provided that the fees and expenses of such counsel shall be at the Underwriters' expense), and the Company indemnified parties shall have the rights and duties given to the Underwriter indemnified parties by Section 9(b) hereof.

                  (d) If the indemnification provided for in this Section 9 is unavailable to, or insufficient to hold harmless, any Underwriter indemnified party or any Company indemnified party, then the party required to indemnify such indemnified party under this Section 9 shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportions as the total proceeds from the offering (net of underwriting discounts and commission but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses incurred by such party in its reasonable judgment in connection with investigating or defending any claim or action.

                  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even it the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares underwritten by such Underwriter and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this subsection (d) are several and in proportion to their respective underwriting commitments and not joint.

                  The statements under the caption "Underwriting" in the Prospectus (to the extent such statements relate to an Underwriter) constitute the only information furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus or the Preliminary Prospectus (as the same may have been amended or supplemented prior to the date of the Prospectus).

                  (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter indemnified party or by or on behalf of any Company indemnified party, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify the other of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the issuance and sale of the Shares or in connection with the Registration Statement, the Prospectus or the Preliminary Prospectus (as the same may have been amended or supplemented prior to the date of the Prospectus).

         10. Notices. Except as otherwise provided herein, all statements, requests, notices and agreements shall be in writing and, if to the Underwriters, shall be sufficient in all respects if timely delivered or sent to Dillon, Read & Co. Inc., 535 Madison Avenue, New York, N.Y. 10022, Attention:
Syndicate Department and, if to the Company, shall be sufficient in all respects if timely delivered to the Company at the offices of the Company at 6001 N. 24th Street, Phoenix, Arizona 85016, Attention: Robertson C. Jones, Esq. Any party may change the address at which it is to receive statements, requests, notices and agreements by written notice to the other parties.

         11. GOVERNING LAW; CONSTRUCTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

         12. Parties in Interest: The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Underwriter indemnified parties and the Company indemnified parties, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         13. Counterparts: This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement between the parties.

                                            Very truly yours,

                                            DEL WEBB CORPORATION

                                            By:
                                                   Name:
                                                   Title:


Agreed to and Accepted as of the date first above written on behalf of themselves and the several Underwriters named in Schedule I:

DILLON, READ & CO. INC.

By:
         Name:
         Title:

MONTGOMERY SECURITIES

By:
         Name:
         Title:

                                   SCHEDULE I

                                                                                      TOTAL NUMBER
                                                                  TOTAL NUMBER        OF SHARES TO
                                                                     OF FIRM          BE PURCHASED
                                                                    SHARES TO          IF MAXIMUM
                         UNDERWRITER                              BE PURCHASED      OPTION EXERCISED
- --------------------------------------------------------------  -----------------   ----------------
Dillon, Read & Co. Inc. ......................................        690,000             793,500
Montgomery Securities.........................................        690,000             793,500
Alex. Brown & Sons Incorporated...............................         45,000              51,750
Auerbach Pollak & Richardson Inc. ............................         15,000              17,250
Bear, Stearns & Co. Inc. .....................................         45,000              51,750
CS First Boston Corporation...................................         45,000              51,750
Crowell, Weedon & Co. ........................................         25,000              28,750
Dean Witter Reynolds Inc. ....................................         45,000              51,750
A.G. Edwards & Sons, Inc. ....................................         45,000              51,750
Furman Selz Incorporated .....................................         25,000              28,750
Janney Montgomery Scott Inc. .................................         25,000              28,750
Edward D. Jones & Co. ........................................         25,000              28,750
Ladenburg, Thalmann & Co. Inc. ...............................         25,000              28,750
Lazard Freres & Co. LLC ......................................         45,000              51,750
Legg Mason Wood Walker, Incorporated..........................         25,000              28,750
Lehman Brothers Inc. .........................................         45,000              51,750
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated................................................         45,000              51,750
Morgan Stanley & Co. Incorporated.............................         45,000              51,750
David A. Noyes & Company......................................         15,000              17,250
Oppenheimer & Co., Inc. ......................................         45,000              51,750
PaineWebber Incorporated......................................         45,000              51,750
Peacock, Hislop, Staley & Given...............................         15,000              17,250
Pennsylvania Merchant Group Ltd...............................         15,000              17,250
Piper Jaffray Inc. ...........................................         25,000              28,750
Principal Financial Securities, Inc. .........................         25,000              28,750
Prudential Securities Incorporated............................         45,000              51,750
Rauscher Pierce Refsnes, Inc. ................................         25,000              28,750
The Robinson-Humphrey Company, Inc. ..........................         25,000              28,750
Salomon Brothers Inc .........................................         45,000              51,750
Schroder Wertheim & Co. Incorporated..........................         45,000              51,750
The Seidler Companies Incorporated............................         15,000              17,250
Wellington (H.G.) & Co. Inc. .................................         15,000              17,250
                                                                -----------------   ----------------
     Total....................................................      2,350,000           2,702,500
                                                                ==============      =============

                                   SCHEDULE II

Del Webb Communities, Inc., an Arizona corporation

Del E. Webb Development Co., L.P., a Delaware limited partnership

Del Webb California Corp., an Arizona corporation

Del Webb's Coventry Homes, Inc., an Arizona corporation

Del Webb's Coventry Homes Construction Co., an Arizona corporation

Del Webb Home Construction, Inc., an Arizona corporation

Del E. Webb Foothills Corporation, an Arizona corporation

Del Webb Commercial Properties Corporation, an Arizona corporation

Terravita Home Construction Co., an Arizona corporation

Terravita Corp., an Arizona corporation

Del Webb's Coventry Homes of Tuscon, Inc., an Arizona corporation

Del Webb's Coventry Homes Construction of Tuscon, Co. an Arizona Corporation

Del Webb's Coventry Homes of Nevada, Inc., an Arizona corporation

Coventry of California, Inc., an Arizona corporation

Del Webb Homes, Inc., an Arizona corporation

Del Webb Lakeview Corporation, an Arizona corporation

DW Aviation Co., an Arizona corporation

Del Webb Conservation Holding Corp., an Arizona corporation

Terravita Commercial Corp., an Arizona corporation

Trovas Company, an Arizona corporation

Trovas Construction Co., an Arizona corporation

                                  SCHEDULE III

DIRECTORS:

         Philip J. Dion
         D. Kent Anderson
         Robert Bennett
         Hugh F. Culverhouse, Jr.
         Kenny C. Guinn
         J. Russell Nelson
         Peter A. Nelson
         Michael E. Rossi
         C. Anthony Wainwright
         Sam Yellen

OFFICERS:

         Philip J. Dion
         Joseph F. Contadino
         John H. Gleason
         LeRoy C. Hanneman, Jr.
         Frank D. Pankratz
         Charles T. Roach
         John A. Spencer
         J. Dennis Wilkins
         Robertson C. Jones
         Anne L. Mariucci
         Donald V. Mickus
         David E. Rau
         David G. Schreiner
         M. Lynn Schuttenberg
         Robert R. Wagoner

                                     ANNEX A

                       Opinion of Gibson, Dunn & Crutcher

         (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power (A) to own its properties and conduct its business, in each case as described in the Prospectus, and (B) to execute and deliver the Underwriting Agreement, and to issue, sell and deliver the Shares as contemplated therein.

         (ii) Each of the entities listed on Schedule II to the Underwriting Agreement (the "Material Subsidiaries") is a corporation or limited partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization. Each Material Subsidiary has the corporate or partnership power to own its properties and conduct its business, in each case as described in the Prospectus. [With respect to the opinion set forth in this sentence as to each Material Subsidiary, except Del E. Webb Development Co., L.P., Gibson, Dunn & Crutcher may rely exclusively upon the opinion of Robertson C. Jones, Esq. and, if they so rely, shall state that they believe they are justified in so relying].

         (iii) The Company is qualified to do business and in good standing in California and Arizona, Del Webb Communities, Inc., an Arizona corporation, is qualified to do business and in good standing in Nevada, South Carolina and Texas, Del E. Webb Development Co., L.P., a Delaware limited partnership ("DEVCO"), is qualified to do business and in good standing in Arizona, Nevada and Texas, Del Webb's Coventry Homes Construction Co., an Arizona corporation, is qualified to do business and in good standing in Nevada, and Del Webb California Corp., an Arizona corporation, is qualified to do business and in good standing in California.

         (iv) The Company has the authorized capital stock set forth in the Prospectus.

         (v) The 2,500,000 shares and 375,000 shares of the Company's common stock issued on June 25 and July 25, 1991, respectively, in a registered public offering, the approximately 1.1 million shares of the Company's common stock publicly issued in August and September 1987 in an exchange offer for then outstanding notes, the 333,333 shares of common stock of the Company issued on September 25, 1983, upon exercise of warrants, in a registered public offering and the approximately 3.2 million shares of common stock of the Company issued in connection with the underwritten call in May and June 1992 of the Company's 10-3/8% Convertible Subordinated Debentures (none of which, such counsel has been informed, are now outstanding) were all duly and validly authorized, issued, fully paid and non-assessable and not issued in violation of any preemptive rights provided by Arizona law or the Articles of Incorporation or Bylaws of the Company as then in effect (the Company was incorporated in Arizona at the time of each of these issuances). [With respect to matters of Arizona law covered by the foregoing opinion, Gibson, Dunn & Crutcher may rely exclusively on the opinion of Robertson C. Jones, Esq. and, if they so rely, shall state that they believe they are justified in so relying].

         (vi) To such counsel's knowledge, there are no actions, suits or proceedings pending or threatened in writing against the Company or any of the Material Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency, which are required to be described in the Prospectus, but are not so described.

         (vii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         (viii) The Shares have been duly authorized by the Company and, when issued and paid for in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable and, to such counsel's knowledge, free of preemptive rights; and the Shares conform to the descriptions thereof in the Prospectus.

         (ix) The execution, delivery and performance of the Underwriting Agreement and the issuance and sale of the Shares by the Company will not result in any breach of or constitute a default under (or constitute an event which with notice, lapse of time or both would constitute a breach of or default under): (A) the Certificate of

Incorporation or Bylaws of the Company; (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other similar written agreement or instrument which was filed, or incorporated by reference, as an exhibit to the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1994 filed with the Commission or is referred to in the Prospectus or the Amended and Restated Revolving Loan Agreement dated as of June 27, 1995 among the Company, Bank of America NT & SA, as Agent, Bank One, Arizona NA, as Co-Agent, and the other bank parties thereto; (C) the Company's 10-7/8% Senior Notes due 2000; (D) the Company's 9-3/4% Senior Subordinated Debentures due 2003, (E) the Company's Swiss Franc Bonds due 1996; (F) the Company's 9% Senior Subordinated Debentures Due 2006; ; (G) any federal or Arizona state statute, regulation or rule applicable to the Company (as to the issuance and sale of the Shares only); (H) the Delaware General Corporation Law (as to the issuance and sale of the Shares only); or (I) any license, decree, judgment or order applicable to the Company and known to such counsel. [With respect to the opinion as to Arizona law covered by the foregoing clause (H), Gibson, Dunn & Crutcher may rely exclusively on the opinion of Robertson C. Jones, Esq. and, if they so rely, shall state that they believe they are justified in so relying].

         (x) No consent, approval, authorization, order or qualification of or registration with any federal or Arizona or Delaware (to the extent required by the Delaware General Corporation Law) state governmental or regulatory commission, board, body, authority or agency is required for the issuance or sale of the Shares by the Company as contemplated by the Underwriting Agreement, other than as has been accomplished under the Act, provided that such counsel need express no opinion as to any necessary qualification or registration, or exemption therefrom, under any state securities or Blue Sky laws. [With respect to matters of Arizona law covered by the foregoing opinion, Gibson, Dunn & Crutcher may rely exclusively on the opinion of Robertson C. Jones, Esq. and, if they so rely, shall state that they believe they are justified in so relying].

         (xi) The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act.

         (xii) To such counsel's knowledge, neither the Company nor any of the Material Subsidiaries is in breach of or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of or default under) (A) any indenture, mortgage, deed of trust, bank loan or credit agreement or other written agreement or instrument, including those identified or described in subparagraphs (ix)(B), (C), (D), (E) and (F) above, or (B) any federal or Arizona, California, Delaware, Nevada, South Carolina or Texas state or local license, decree, judgment or order applicable to the Company or any of the Material Subsidiaries and known to such counsel, in each case where such breach or default could have a material adverse effect on the consolidated financial position, prospects, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

         (xiii) To such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus that have not been so filed, summarized or described.

         (xiv) The Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and in the Exhibits thereto, as to which such counsel need express no opinion or make any other statement) comply as to form in all material respects with the applicable requirements of the Act; the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed or, if an amendment with respect to any such document was filed, when such amendment was filed (except as to financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion or make any other statement), complied as to form in all material respects with the then applicable requirements of the Exchange Act.

         Such counsel shall state that during the course of the preparation of the Registration Statement and Prospectus they participated in conferences with representatives of the Company, its independent accountants, the Underwriters and Underwriters' counsel, at which conferences the contents of the Registration Statement, Preliminary Prospectus and Prospectus and related matters were discussed. Such counsel may state that they have not independently verified the accuracy, completeness or fairness of the statements contained in the Registration

Statement and Prospectus and the nature of their participation is such that they are unable to assume, and do not assume, any responsibility for the accuracy, completeness or fairness of such statements. Such counsel shall state, however, that based upon their participation as described in this paragraph, they have no reason to believe and do not believe that the Registration Statement or the Prospectus or any documents incorporated by reference therein (provided that they need express no opinion or make any other statement as to the financial statements and other financial and statistical data contained therein), as of their respective effective or issue date and as of the date of the opinion, contained or contains any untrue statement of a material fact or omitted or omits a statement of material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                     ANNEX B

                       Opinion of Robertson C. Jones, Esq.

         (i) Each of the Material Subsidiaries (other than Del E. Webb Development Co., L.P.) is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each Material Subsidiary (other than Del E. Webb Development Co., L.P.) has the corporate power to own its properties and conduct its business, in each case as described in the Prospectus.

         (ii) The Company has the authorized capital stock set forth in the Prospectus.

         (iii) The 2,500,000 shares and 375,000 shares of the Company's Common Stock issued on June 25 and July 25, 1991, respectively, in a registered public offering, the approximately 1.1 million shares of the Company's Common Stock publicly issued in August and September 1987 in an exchange offer for then outstanding notes, the 333,333 shares of common stock of the Company issued on September 25, 1983, upon exercise of warrants, in a registered public offering and the approximately 3.2 million shares of Common Stock of the Company issued in connection with the underwritten call in May and June 1992 of the Company's 10-3/8% Convertible Subordinated Debentures (none of which, such counsel has been informed, are now outstanding) were all duly and validly authorized, issued, fully paid and non-assessable and not issued in violation of any preemptive rights provided by Arizona law or the Articles of Incorporation or Bylaws of the Company as then in effect (the Company was incorporated in Arizona at the time of each of these issuances of Common Stock).

         (iv) To such counsel's knowledge and except for a 1989 lawsuit challenging the issuance of the Company's 10-3/8% Convertible Subordinated Debentures and the shares issuable on conversion thereof, which lawsuit was dismissed without any payment by the Company to the plaintiffs or their counsel, no shares of Common Stock of the Company issued and outstanding as of the date of the opinion have been or are the subject of any claim or threatened claim that they were not duly authorized, validly issued, fully paid and non-assessable. Though it is unclear precisely which statute of limitations in Arizona law should govern any such claim, the limitation period by which any such claim must be made under Arizona law is the later of six years from the date of any issuance of shares or three years from the date any claimant knew or should have known that the applicable shares were not duly authorized, validly issued and non-assessable.

         (v) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         (vi) To such counsel's knowledge, none of the Company or any of the Material Subsidiaries is in breach of or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of or default under): (A) any indenture, mortgage, deed of trust, bank loan or credit agreement or other written agreement or instrument which was filed, or incorporated by reference, as an exhibit to the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1994 filed with the Commission or is referred to in the Prospectus; (B) the Company's 10-7/8% Senior Notes due 2000;
(C) the Company's 9-3/4% Senior Subordinated Debentures due 2003, (D) the Company's Swiss Franc Bonds due 1996; (E) the Company's 9% Senior Subordinated Debentures due 2006; (F) the Amended and Restated Revolving Loan Agreement dated as of June 27, 1995 among the Company, Bank of America NT & SA, as Agent, Bank One, Arizona NA, as Co-Agent, and the other Bank parties thereto; (G) the Company's Option Agreements with respect to real property to be included in Sun City Hilton Head and Sun City Georgetown; or (H) any federal or Arizona, California, Delaware, Nevada, South Carolina or Texas state or local license, decree, judgment or order applicable to the Company or any of the Material Subsidiaries and known to such counsel; in each case in clauses (A) through (H) where such breach or default could have a material adverse effect on the consolidated financial position, prospects, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

         (vii) To such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus that have not been so filed, summarized or described.

         (viii)   The Shares have been duly authorized by the Company.

         (ix) No consent, approval, authorization, order or qualification of or registration with any Arizona state governmental or regulatory commission, board, body, authority or agency is required for the issuance or sale of the Shares by the Company as contemplated by the Underwriting Agreement, provided that such counsel need express no opinion as to any necessary qualification or registration, or exemption therefrom, under the Arizona state securities or Blue Sky law.

         (x) The execution, delivery and performance of the Underwriting Agreement and the issuance and sale of the Shares by the Company will not result in any breach of or constitute a default under (or constitute an event which with notice, lapse of time or both would constitute a breach of or default under): (A) any indenture, mortgage, deed of trust, bank loan or credit agreement or other written agreement or instrument, including those identified or described in subparagraphs (vi)(A) through (G) above; (B) any Arizona or, to the knowledge of such counsel without any independent investigation, California, Delaware, Nevada, South Carolina or Texas state statute, regulation or rule applicable to the Company or any of the Material Subsidiaries (the opinion in this subparagraph (B) covers the execution and delivery of the Underwriting Agreement and the issuance and sale of the Shares only); or (C) any license, decree, judgment or order applicable to the Company or any of the Material Subsidiaries and known to such counsel.

         (xi) To such counsel's knowledge, there are no actions, suits or proceedings pending or threatened in writing against the Company or any of the Material Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency, which are required to be described in the Prospectus but are not so described.

         (xii) The Company owns, directly or indirectly, all of the outstanding equity securities of each of the Material Subsidiaries.

         Such counsel shall state that during the course of the preparation of the Registration Statement, the Preliminary Prospectus and Prospectus he participated in conferences with representatives of the Company, its independent accountants, the Underwriters and Underwriters' counsel, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed. Such counsel may state that he has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus and the nature of his participation is such that he is unable to assume, and does not assume, any responsibility for the accuracy, completeness or fairness of such statements. Such counsel shall state, however, that based upon his participation as described in this paragraph, he has no reason to believe and does not believe that the Registration Statement or the Prospectus or any documents incorporated by reference therein (provided that he need express no opinion or make any other statement as to the financial statements and other financial and statistical data contained therein), as of their respective effective or issue date and as of the date of the opinion, contained or contains any untrue statement of a material fact or omitted or omits a statement of material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.



                                      B-2